UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2010
NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)
(630) 305-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 7, 2010, AGL Resources Inc. and Nicor Inc. issued a joint press release announcing the approval of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 6, 2010, by and among AGL Resources Inc., Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor Inc. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Attached hereto as Exhibit 99.2, and incorporated by reference herein, is a slide presentation to be given by Nicor Inc. and AGL Resources Inc. in connection with a conference call and live internet webcast to be held on December 7, 2010 at 8:30 a.m. ET to discuss the transactions consummated by the Merger Agreement.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Joint press release of AGL Resources Inc. and Nicor Inc., dated as of December 7, 2010.

99.2	Slide show

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.
Date December 7, 2010	/s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Description of Documents

99.1	Joint press release of AGL Resources Inc. and Nicor Inc., dated as of December 7, 2010.

99.2	Slide show